EXHIBIT 10.73
                        SITE SUBLEASE


          SITE SUBLEASE dated as of March 30, 1995 made between SHAWMUT BANK CONNECTICUT NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement (as defined in the Loan Agreement referred to below), as sublessor (the "Owner Trustee" or "Sublessor"), and PANDA-BRANDYWINE, L.P., a Delaware limited partnership ("Partnership" or "Sublessee"), as sublessee.

                          RECITALS:

          A. Sublessor is the owner of a leasehold estate in the real property described on Schedule A hereto (the "Site") and the holder of certain interests under the easements described on Schedule B hereto (the "Easements") under the terms of the Site Lease dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "Site Lease") a memorandum of which is to be recorded among the Land Records of Prince George's County, Maryland and the Land Records of Charles County, Maryland (the "Land Records").

          B. Sublessor is, or in the future will be, the owner of a natural gas-fired cogeneration facility and a distilled water facility more particularly described in Schedule C attached hereto (the "Facility") which is or will be located on the Site and the land covered by the Easements.

          C. Pursuant to the Facility Lease to be entered into on the Lease Closing Date between Sublessor and Sublessee (the "Facility Lease"), Sublessor will lease and demise the Facility to Sublessee.

          D. In connection with said lease of the Facility, Sublessor desires to sublease to Sublessee the Site (as hereinafter defined) together with Site Lessor's interest in the Easements, and Sublessee desires to sublease the Site and obtain such interests in the Easements from Sublessor upon the terms and conditions hereinafter set forth.

                         AGREEMENT:

          In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee, intending to be legally bound hereby, hereby agree as follows:


          SECTION 1.  DEFINITIONS

          1.1 Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in Appendix A to the Construction Loan Agreement and Lease Commitment, dated as of March 30, 1995, among General Electric Capital Corporation, Panda Brandywine Corporation and the Partner ship (as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement") (such definitions to be equally applicable to both the singular and plural forms of the terms defined). Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such document is in effect.

         1.2 Other Definitional Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Site Sublease shall refer to this Site Sublease as a whole and not to any particular provision hereof. Section, subsection, Appendix, Exhibit and Schedule references contained in this Site Sublease are references to Sections, subsections, Appendices, Exhibits and Schedules in or to this Site Sublease unless otherwise specified.

          SECTION 2.  DEMISING PROVISIONS

          2.1  Sublease.  Sublessor hereby demises and
subleases to Sublessee and Sublessee hereby subleases and hires from Sublessor, upon and subject to the terms and conditions hereinafter set forth, the Site and any and all additions, alterations and improvements from time to time included in the Site, excluding the Facility (which Site, additions, alterations and improvements are hereinafter referred to as the "Site"), together with Sublessor's interest in and to the Easements, TO HAVE AND TO HOLD the same, subject as aforesaid, unto Sublessee and Sublessee's successors and assigns, commencing on the date hereof and continuing for the term described in Section 3 hereof. Sublessee acknowledges that it subleases and hires and takes the Site and the Easements "as is" and Sublessor has not made any covenants, representations or warranties about the Site or the Easements other than those expressly set forth herein.

          2.2  Severance.  It is the intention of the
Sublessor and the Sublessee that the Facility and each portion thereof, and all repairs, replacements, substitutions and additions thereto, whether now or at any time hereafter located on the Site, are severed, and shall remain severed, from the Site and the Easements even if physically attached, are and shall remain personal property, and are not and shall not be fixtures or an accession to the Site and the Easements, the title thereto being separate and distinct from the title to the Site and the Easements, and shall be treated as personal property with respect to the rights of all Persons whatsoever and for all purposes of the Loan Agreement, the Site Lease, this Site Sublease and the Facility Lease, and title to the Facility shall not, except as specifically contemplated by the Transaction Documents, be affected in any way by any instrument dealing with the Site and the Easements or any part thereof. Notwithstanding the foregoing, if contrary to the intention of Sublessor and Sublessee, any Governmental Authority with jurisdiction over the Site or the Easements determines that any portion of the Facility is a fixture or accession to the Site or the Easements, such portion of the Facility shall constitute part of the Site being leased hereunder.

          SECTION 3.  TERM

          The term of this Site Sublease shall commence on the date hereof and shall end on the earlier to occur of (i) expiration or earlier termination of the Facility Lease (taking into account any renewals of the term thereof) and
(ii) the day before the date of expiration or termination of the Site Lease.


          SECTION 4.  USE

          During the term of this Site Sublease, the Site and the Easements shall be used by Sublessee as provided in the Site Lease. Sublessee shall perform all the terms, covenants and conditions to be performed by Sublessor under the Site Lease other than any obligation of Sublessor contained in Article IX and Sections 11.2 and 11.4 thereof.


          SECTION 5.  RENT

          As rent for the Site and the Easements for the term hereof, Sublessee shall pay rent of $1 per year.
Sublessee agrees to pay to Sublessor the sum of $20 towards such rent in advance upon execution of this Site Sublease.


         SECTION 6.  POSSESSION AND QUIET ENJOYMENT

          Subject to the provisions of the Site Lease, and so long as no Event of Default or Lease Event of Default shall have occurred and be continuing, neither Sublessor nor any of its permitted successors and assigns shall disturb Sublessee's peaceful and quiet use and possession of the Site and the Easements, and Sublessee shall enjoy all rights of Sublessor under the Site Lease; provided, however, Sublessor shall not be responsible for the acts of predecessors in title to Sublessor. Sublessor warrants that, as of the date hereof, it has not heretofore assigned or encumbered its interests acquired pursuant to the Site Lease or any part thereof.


          SECTION 7.  NO MERGER OF TITLE

          There shall be no merger of this Site Sublease or the leasehold estate or interest in the Easements created by this Site Sublease with any estate in the Facility or other estate in the Site or any part thereof by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, (a) this Site Sublease or any interest in this Site Sublease or in any such leasehold estate and (b) any estate in the Facility or other estate in the Site and the Easements or any part thereof or any interest in such estate, and no such merger shall occur unless and until all Persons having any interest (including a security interest) in (i) this Site Sublease or the leasehold estate or interest in the Easements created by this Site Sublease and
(ii) any estate in the Facility or other estate in the Site and the Easements or any part thereof, shall join in a written instrument effecting such merger and shall duly record the same among the Land Records.

          SECTION 8.  RESPONSIBILITY OF SUBLESSOR

          Sublessor shall have no duty, responsibility, liability or obligation to Sublessee in respect of the Site and the Easements for the use, maintenance or condition of the Facility, except as provided in Section 6 hereof and in the Site Lease (which obligations are hereby incorporated herein by reference). Sublessor shall have no liability or obligation whatsoever to Sublessee under this Site Sublease by reason of termination of the Site Lease in the absence of any breach by Sublessor of its express affirmative obligations to Sublessee hereunder or under the Site Lease.

          SECTION 9.  SURRENDER

          At the termination of this Site Sublease, Sublessee shall forthwith quit and surrender the Site and the Easements and deliver the Site and the Easements to Sublessor in the same condition, reasonable wear and tear excepted, as on the date hereof. Subject to any applicable provisions of the Site Lease and except as provided in
Section 8 of the Facility Lease, all improvements affixed to the Site and the Easements shall be and remain the property of Sublessor from and after the termination of this Site Sublease.

          SECTION 10.  MISCELLANEOUS

          10.1  Notices.  Unless otherwise specifically
provided for herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to each party hereto shall be in writing, and shall become effective when delivered in the manner and to the address specified in the Facility Lease.

          10.2 Amendments. Neither this Site Sublease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only (x) by an instrument in writing signed by the party against which enforcement of the termination, amendment, supplement, waiver or modification shall be sought and (y) pursuant to the provisions of the Loan Agreement.

          10.3  Headings, etc.  The headings of various
Sections and subsections of this Site Sublease are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

          10.4 Successors and Assigns. The terms of this Site Sublease shall be binding upon and inure to the benefit of Sublessee and Sublessor and their permitted respective successors and assigns.

          10.5  GOVERNING LAW.  THIS SITE SUBLEASE HAS BEEN
DELIVERED IN AND SHALL BE GOVERNED BY AND BE CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
MARYLAND.
          10.6  Severability.  Any provision of this Site
Sublease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.7 Limitation of Liability. (a) There shall be full recourse to the Partnership and all of its assets for the liabilities of the Partnership under this Site
Sublease, but in no event shall any Partner, Affiliate of any Partner, or any officer, director or employee of the Partnership, any Partner or their Affiliates or any holder of any equity interest in any Partner be personally liable or obligated for such liabilities of the Partnership, except as may be specifically provided in any other Transaction
Document to which such Partner is a party or in the event of fraudulent actions, knowing misrepresentations, gross negligence or willful misconduct by the Partnership, any Partner or any of their Affiliates in connection with this Site Sublease. Subject to the foregoing limitation on liability, Sublessor may sue or commence any suit, action or proceeding against any Partner or any Affiliate in order to obtain jurisdiction over the Partnership to enforce its rights and remedies hereunder. Nothing herein contained shall limit or be construed to limit the liabilities and obligations of any Partner or Affiliate thereof in accordance with the terms of any other Transaction Document creating such liabilities and obligations to which such Partner or Affiliate is a party.

          (b) Shawmut Bank Connecticut is entering into this Site Sublease solely as Owner Trustee under the Trust Agreement and not in its individual capacity. Accordingly, each of the representations, warranties, undertakings and agreements herein made on the part of the Sublessor, is made and intended not as a personal representation, warranty, undertaking or agreement by or for the purpose or with the intention of binding Shawmut Bank Connecticut personally, but is made and intended for the purpose of binding only the Trust Estate. This Site Sublease is executed and delivered by the Sublessor solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against Shawmut Bank Connecticut or any successor in trust on account of any action taken or omitted to be taken or any representation, warranty, undertaking or agreement hereunder of the Sublessor, either expressed or implied, all such personal liability, if any, being expressly waived by the parties hereto, except that the parties hereto, or any Person acting by, through or under them, making a claim hereunder, may look to the Trust Estate for satisfaction of the same and Shawmut Bank Connecticut or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct in the performance of its duties as Owner Trustee or otherwise.

          10.8 Recording. Sublessor and Sublessee agree that a Memorandum of Lease substantially in the form annexed hereto as Exhibit A shall be recorded among the Land Records as soon as possible after the execution hereof. The memorandum shall expressly state that it is executed pursuant to provisions contained in this Site Sublease, and is not intended to vary the terms and conditions hereof.

          10.9 Sublease; Assignment. Sublessee will not subsublease the Site or assign this Site Sublease, except that Sublessee may sub-sublease the Site to Brandywine Water
Company pursuant to the Steam Lease.

          10.10 Leveraged Lease. If, upon the sale of the Facility by the Partnership to the Owner Trustee in accordance with the provisions of the Loan Agreement, GE Capital exercises its option under subsection 5.8 of the Loan Agreement to cause the Owner Trustee to borrow funds to finance (or refinance) a portion of the purchase price of the Facility, the parties hereto agree to execute a supplement hereto to provide for such provisions as are customary and appropriate in respect of leveraged lease transactions.

          IN WITNESS WHEREOF, the parties hereto have caused this Site Sublease to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              SHAWMUT BANK CONNECTICUT, NATIONAL
                              ASSOCIATION, not in its individual
                              capacity but solely as Owner Trustee
                              By:  __________________________
                              Name: Kathy A Larimore
                              Title:Assistant Vice President

                              PANDA BRANDYWINE, L.P.
                              By:  Panda Brandywine Corporation,
                              its general partner
                              By:  ________________________
                              Name: Robert W. Carter
                              Title:President

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          PERSONALLY APPEARED on this 10th day of April, 1995, the above-named Kathy A. Larimore, Assistant Vice President, of SHAWMUT BANK, CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, and acknowledged the foregoing to be his free act and deed in his said capacity and the free act and deed of said
SHAWMUT BANK CONNECTICUT.

Notary Stamp

Steven Maher
Notary Public, State of New York
No. 31-4973136
Qualified in New York County
Certificate Filed in New York County
Commission Expires October 15, 1996

                              Notary Public

          Type or print name: Steven Maher



STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          PERSONALLY APPEARED on this 10th day of April, 1995, the above-named Robert W. Carter, President of PANDA
BRANDYWINE CORPORATION, the general partner of PANDA-
BRANDYWINE, L.P., a Delaware limited partnership, and acknowledged the foregoing to be his free act and deed in his said capacity and the free act and deed of said PANDA
BRANDYWINE CORPORATION, and PANDABRANDYWINE, L.P.

Notary Stamp

Steven Maher
Notary Public, State of New York
No. 31-4973136
Qualified in New York County
Certificate Filed in New York County
Commission Expires October 15, 1997

                              Notary Public


          Type or print name: Steven Maher